SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 29, 2007

SEACOAST BANKING CORPORATION OF FLORIDA
(Exact Name of Registrant as Specified in Charter)

Florida	001-13660	59-2260678
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

815 Colorado Avenue, Stuart, FL	34994
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (772) 287-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item. 1.01.

Entry into a Material Definitive Agreement.

Seacoast Banking Corporation of Florida has established a new Delaware trust subsidiary, SBCF Statutory Trust III (the “Trust”), to issue trust preferred or “capital” securities.  The Trust completed a private placement sale of an aggregate of $12,000,000 of Floating Rate Capital Securities on June 29, 2007.  The rate on these trust preferred securities is the three-month LIBOR rate plus a spread of 135 basis points.  The trust preferred securities mature in 30 years and can be called, without penalty, on or after September 15, 2012.  The form of the Capital Securities Certificate and the Common Securities Certificate are included in the Amended and Restated Declaration of Trust, attached hereto as Exhibit 10.3, as Exhibits A-1 and A-2 respectively.

Item 9.01.

Financial Statements and Exhibits.

(d) Exhibits.

Copies of the Indenture, the Guarantee Agreement and the Amended and Restated Declaration of Trust are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

Exhibit No.	Description
10.1

The Indenture between Seacoast Banking Corporation of Florida and LaSalle Bank, as Trustee, including the form of the Junior Subordinated Debt Security, which appears as Exhibit A to the Indenture, dated June 29, 2007.

10.2	Guarantee Agreement between Seacoast Banking Corporation of Florida, as Guarantor, and LaSalle Bank, as Guarantee Trustee, dated June 29, 2007.
10.3

Amended and Restated Declaration of Trust among Seacoast Banking Corporation of Florida, as Sponsor, Dennis S. Hudson, III and William R. Hahl, as Administrators, and LaSalle Bank, as Institutional Trustee, including exhibits containing the related forms of the SBCF Statutory Trust III Common Securities Certificate and the Capital Securities Certificate, dated June 29, 2007.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOAST BANKING CORPORATION OF FLORIDA

/s/ William R. Hahl

William R. Hahl

Executive Vice President and Chief Financial Officer

Date: June 29, 2007

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INDEX TO EXHIBITS

Exhibit No.	Description
10.1

Indenture between Seacoast Banking Corporation of Florida and LaSalle Bank, as Trustee, including the form of the Junior Subordinated Debt Security, which appears as Exhibit A to the Indenture, dated June 29, 2007.

10.2	Guarantee Agreement between Seacoast Banking Corporation of Florida, as Guarantor, and LaSalle Bank, as Guarantee Trustee, dated June 29, 2007.
10.3

Amended and Restated Declaration of Trust among Seacoast Banking Corporation of Florida, as Sponsor, Dennis S. Hudson, III and William R. Hahl, as Administrators, and LaSalle Bank, as Institutional Trustee, including exhibits containing the related forms of the SBCF Statutory Trust III Common Securities Certificate and the Capital Securities Certificate, dated June 29, 2007.

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